Subsequent Events	6 Months Ended	12 Months Ended
	Jan. 31, 2012	Jul. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 11 – Subsequent Events

Management has evaluated all events that occurred after the balance sheet date through the date these financial statements were issued to determine if they must be reported. Management has determined that there were no reportable subsequent events to be disclosed.

Note 11 – Subsequent Events

On August 30, 2011, Kenneth Cheng resigned as the Company’s President, as a member of the Board of Directors, and all other positions with the Company’s subsidiaries.

On October 19, the Company effectuated a one-for-eight reverse split of its shares, effective September 8, 2011. The reverse decreased the total authorized, issued and outstanding common shares and Series B Preferred Convertible Stock by the same one-for-eight ratio as well as amended the par value per share from $0.001 to $0.008.  The total authorized common shares decreased from 1,000,000,000 to 125,000,000.

On October 31, 2011 the Company entered into an Investment Agreement and a Registration Rights Agreement with Kodiak Capital Group, LLC (the "Investor") to purchase up to $1,000,000 of the company's common stock.  Upon Registration, the Company may  obtain capital in increments of up to $25,000 as working capital is needed.  The facility sets the purchase price at 80% of the volume weighted average over five consecutive trading days.

Management performed an evaluation of the Company’s activity through the date these financials were issued to determine if they must be reported.  The Management of the Company determined that there were no other reportable subsequent events to be disclosed.